Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Avalanche Biotechnologies, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2016

By:	/s/ Paul B. Cleveland
	Name:	Paul B. Cleveland
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer